UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

(303) 768-3200

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

	Principal Amount		Value
Event-Linked Bonds–99.0%
Earthquake–13.0%
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.561%, 5/3/16[1,2]	$6,744,000		$6,766,424
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts.:
5.061%, 8/7/15[1,2]	5,000,000		5,178,000
7.409%, 2/13/15[1,2]	5,000,000		5,175,000
Golden State Re Ltd. Catastrophe Linked Nts., 3.811%, 1/8/15[1,2]	2,550,000		2,591,820
Kibou Ltd. Catastrophe Linked Nts., 5.311%, 2/16/15[1,2]	6,600,000		6,817,140
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.061%, 1/8/16[1,2]	3,500,000		3,725,137
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.561%, 4/8/16[1,2]	5,250,000		5,308,406
MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts., 8.061%, 12/4/15[1,2]	5,000,000		5,195,625
Nakama Re Ltd. Catastrophe Linked Nts., 2.811%, 9/29/16[1,2]	5,750,000		5,834,094
Tramline Re II Ltd. Catastrophe Linked Nts., 3.311%, 7/7/17[1,2]	5,000,000		5,024,750

			51,616,396
Multiple Event–50.1%
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.117%, 1/7/16[1,2]	1,500,000		1,555,987
ATLAS VI Capital Ltd. Catastrophe Linked Nts.:
10.548%, 4/7/14[1,2]	2,750,000	EUR	3,785,256
12.547%, 1/8/15[1,2]	1,500,000		1,581,750
15.297%, 1/8/15[1,2]	5,500,000		5,842,100
Blue Danube II Ltd. Catastrophe Linked Nts., 4.297%, 5/23/16[1,2]	3,953,000		4,005,278
Blue Danube Ltd. Catastrophe Linked Nts., 10.796%, 4/10/15[1,2]	4,000,000		4,280,000
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.911%, 4/7/17[1,2]	5,090,000		5,279,602
Caelus Re Ltd. Catastrophe Linked Nts., 5.311%, 3/7/16[1,2]	5,250,000		5,338,856
Combine Re Ltd. Catastrophe Linked Nts.:
4.561%, 1/7/15[1,2]	5,750,000		5,885,125
10.061%, 1/7/15[1,2]	6,250,000		6,702,500
17.811%, 1/7/15[1,2]	5,750,000		6,331,900
Compass Re Ltd. Catastrophe Linked Nts.:
10.311%, 1/8/15[1,2]	4,500,000		4,741,200
11.311%, 1/8/15[1,2]	4,505,000		4,748,720
East Lane Re Ltd. Catastrophe Linked Nts.:
5.811%, 3/14/14[1,2]	3,750,000		3,778,219
6.711%, 3/13/15[1,2]	5,750,000		5,982,875
Galileo Re Ltd. Catastrophe Linked Nts., 7.40%, 1/9/17[1,2]	3,500,000		3,597,738
Lodestone Re Ltd. Catastrophe Linked Nts., 7.311%, 1/8/14[1,2]	6,000,000		6,004,950
Loma Reinsurance Ltd. Catastrophe Linked Nts., 18.061%, 1/9/14[1,2]	5,250,000		5,259,581
Loma Reinsurance Ltd./Bermuda Catastrophe Linked Nts.:
9.811%, 1/8/18[1,2,3]	2,250,000		2,253,656
12.061%, 1/8/18[1,2,3]	2,750,000		2,754,125
17.061%, 1/8/18[1,2,3]	2,750,000		2,753,781
Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.361%, 7/7/17[1,2]	4,000,000		4,204,200
Montana Re Ltd. Catastrophe Linked Nts., 16.658%, 1/8/14[1,2]	5,000,000		5,005,625
Mystic Re Ltd. Catastrophe Linked Nts.:
9.061%, 3/12/15[1,2]	4,850,000		5,085,710
12.061%, 3/12/15[1,2]	5,000,000		5,344,500
Mythen Re Ltd. Catastrophe Linked Nts., 11.032%, 5/7/15[1,2]	5,000,000		5,408,000
Northshore Re Ltd. Catastrophe Linked Nts., 7.311%, 7/5/16[1,2]	2,750,000		2,851,269

1	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

	Principal Amount		Value
Multiple Event (Continued)
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.811%, 6/6/15[1,2]	$5,750,000		$6,143,300
8.961%, 12/6/15[1,2]	6,000,000		6,382,200
13.311%, 12/6/15[1,2]	2,000,000		2,143,800
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.561%, 12/6/16[1,2]	5,150,000		5,305,530
5.811%, 12/6/16[1,2]	1,000,000		1,047,150
8.061%, 6/6/16[1,2]	4,800,000		5,329,680
22.061%, 6/6/16[1,2]	5,675,000		6,681,319
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.311%, 12/6/17[1,2]	1,000,000		1,002,450
8.061%, 6/6/17[1,2]	2,500,000		2,610,875
20.061%, 12/6/17[1,2]	750,000		749,963
Sanders Re Ltd. Catastrophe Linked Nts., 3.561%, 5/5/17[1,2]	2,500,000		2,495,875
Successor X Ltd. Catastrophe Linked Nts.:
14.594%, 1/7/14[1,2]	5,350,000		5,353,879
16.094%, 1/7/14[1,2]	5,000,000		5,003,625
16.561%, 1/27/15[1,2]	5,000,000		5,308,000
Tradewynd Re Ltd. Catastrophe Linked Nts.:
6.311%, 1/9/17[1,2]	7,500,000		7,531,313
7.061%, 1/9/17[1,2]	1,200,000		1,205,010
8.311%, 7/9/18[1,2]	4,500,000		4,750,425
Tramline Re Ltd. Catastrophe Linked Nts., 16.811%, 1/8/15[1,2]	3,500,000		3,821,300
VenTerra Re Ltd. Catastrophe Linked Nts., 3.811%, 1/9/17[1,2]	5,750,000		5,757,188

			198,985,385
Other–1.5%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.124%, 1/15/17[1,2]	5,750,000		6,021,113
Windstorm–34.4%
Akibare II Ltd. Catastrophe Linked Nts., 3.811%, 4/13/16[1,2]	4,750,000		4,938,694
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14[2,4]	3,721,000		3,749,838
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[1,2]	1,500,000	EUR	2,097,702
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[1,2]	4,000,000	EUR	5,654,815
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.887%, 1/9/17[1,2]	4,500,000	EUR	6,229,032
East Lane Re V Ltd. Catastrophe Linked Nts.:
9.061%, 3/16/16[1,2]	2,200,000		2,396,955
10.811%, 3/16/16[1,2]	4,500,000		4,977,112
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[1,2]	2,000,000	EUR	2,796,798
Everglades Re Ltd. Catastrophe Linked Nts.:
10.061%, 3/28/16[1,2]	5,000,000		5,264,750
17.811%, 4/30/14[1,2]	1,700,000		1,786,445
Foundation Re III Ltd. Catastrophe Linked Nts., 5.061%, 2/25/15[2]	6,000,000		6,165,600
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[1,2]	4,681,000	EUR	6,520,791
Ibis Re II Ltd. Catastrophe Linked Nts.:
4.061%, 6/28/16[1,2]	4,245,000		4,319,818
13.561%, 2/5/15[1,2]	1,500,000		1,584,150
Johnston Re Ltd. Catastrophe Linked Nts., 6.961%, 5/8/14[1,2]	5,250,000		5,345,287
Longpoint Re Ltd. Catastrophe Linked Nts., 6.061%, 6/12/15[1,2]	2,500,000		2,625,500

2	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

	Principal Amount		Value
Windstorm (Continued)
Longpoint Re Ltd. III Catastrophe Linked Nts., 4.061%, 5/18/16[1,2]	5,250,000		5,326,256
MetroCat Re Ltd. Catastrophe Linked Nts., 4.561%, 8/5/16[1,2]	3,000,000		3,089,175
MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts.:
7.561%, 12/4/15[1,2]	$5,000,000		$5,236,125
7.811%, 12/4/15[1,2]	4,750,000		4,969,569
Pelican Re Ltd. Catastrophe Linked Nts.:
6.061%, 5/15/17[1,2]	5,250,000		5,374,162
13.811%, 4/13/15[1,2]	5,000,000		5,398,000
Pylon II Capital Ltd. Catastrophe Linked Nts.:
5.677%, 5/5/16[2]	2,250,000	EUR	3,264,562
9.177%, 5/5/16[1,2]	2,250,000	EUR	3,420,876
Queen City Re Catastrophe Linked Nts., 3.561%, 1/6/17[1,2]	3,750,000		3,753,938
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.561%, 4/9/14[1,2]	5,750,000		5,812,963
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.561%, 4/9/15[1,2]	3,000,000		3,087,000
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.561%, 6/8/16[1,2]	3,488,000		3,545,290
Successor X Ltd. Catastrophe Linked Nts.:
11.311%, 11/10/15[1,2]	1,500,000		1,587,300
16.311%, 11/10/15[1,2]	6,000,000		6,278,400
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.561%, 5/9/16[1,2]	9,500,000		10,142,675

			136,739,578

Total Event-Linked Bonds (Cost $379,665,293)			393,362,472

Total Investments, at Value (Cost $379,665,293)	99.0%		393,362,472

Assets in Excess of Other Liabilities	1.0		4,099,921

Net Assets	100.0%		$397,462,393

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $380,182,472 or 95.65% of the Fund’s net assets as of December 31, 2013.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See accompanying Notes.
4.	Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $3,749,838, which represents 0.94% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14	5/8/13	$3,721,000	$3,749,838	$28,838

3	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

Footnotes to Statement of Investments Continued

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31,2013 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of December 31,2013. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	7,234,742	29,656,697	36,891,439	—

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$—	$1,229

Forward Currency Exchange Contracts as of December 31, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Depreciation
GSCO-OT	02/2014	USD	32,873	EUR	24,421	$722,658

Glossary:

Counterparty Abbreviations:

GSCO-OT	Goldman Sachs Bank USA

Currency abbreviation indicate amounts reporting in currency

EUR	Euro

4	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS / Unaudited

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

As of December 31, 2013, securities with an aggregate market value of $393,362,472, representing 99% of the Fund’s net assets were comprised of event-linked bonds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$7,750,000

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

5	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange,

6	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

7	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$393,362,472	$—	$393,362,472

Total Assets	$—	$393,362,472	$—	$393,362,472

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(722,658)	$—	$(722,658)

Total Liabilities	$—	$(722,658)	$—	$(722,658)

8	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

9	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

10	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $34,301,991 and $18,662,177, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

11	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

12	Oppenheimer Master Event-Linked Bond Fund, LLC

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014